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                                                                   Exhibit 99.1



                                   EXHIBIT 1
                                   ---------

                            JOINT FILING AGREEMENT
                            ----------------------

     In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that the statement on Schedule 13G, dated February 14, 2008 (the "Schedule 13G"), with respect to the Ordinary Shares, par value US$0.0001 per share, of Solarfun Power Holdings Co., Ltd. is, and any amendments thereto executed by each of the undersigned shall be, filed on behalf of each of the undersigned and that this Joint Filing Agreement shall be included as an exhibit to the Schedule 13G and each such amendment. Each of the undersigned agrees to be responsible for the timely filing of the Schedule 13G and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but such person is not responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Joint Filing Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned have executed this Joint Filing Agreement as of February 14, 2008.


                               CITIGROUP VENTURE CAPITAL INTERNATIONAL
                               GROWTH PARTNERSHIP, L.P.

                               By:    CITIGROUP VENTURE CAPITAL
                                      INTERNATIONAL PARTNERSHIP G.P.
                                      LIMITED, AS GENERAL PARTNER

                               By:    /s/ Alfred Rodrigues
                                      -----------------------------------------
                               Name:  Alfred Rodrigues
                               Title: Alternate Director of Citigroup
                                      Venture Capital International
                                      Partnership G.P. Limited


                               CITIGROUP VENTURE CAPITAL INTERNATIONAL
                               CO-INVESTMENT, L.P.

                               By:    CITIGROUP VENTURE CAPITAL
                                      INTERNATIONAL PARTNERSHIP G.P.
                                      LIMITED, AS GENERAL PARTNER

                               By:    /s/ Alfred Rodrigues
                                      -----------------------------------------
                               Name:  Alfred Rodrigues
                               Title: Alternate Director of Citigroup
                                      Venture Capital International
                                      Partnership G.P. Limited


                               CITIGROUP VENTURE CAPITAL INTERNATIONAL
                               PARTNERSHIP G.P. LIMITED

                               By:    /s/ Alfred Rodrigues
                                      -----------------------------------------
                               Name:  Alfred Rodrigues
                               Title: Alternate Director

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                               CITIGROUP VENTURE CAPITAL INTERNATIONAL
                               DELAWARE CORPORATION

                               By:    /s/ Alfred Rodrigues
                                      -----------------------------------------
                               Name:  Alfred Rodrigues
                               Title: Director


                               CITICORP INTERNATIONAL FINANCE
                               CORPORATION

                               By:    /s/ William H. Wolf
                                      -----------------------------------------
                               Name:  William H. Wolf
                               Title: Vice President


                               CITICORP BANKING CORPORATION

                               By:    /s/ William H. Wolf
                                      -----------------------------------------
                               Name:  William H. Wolf
                               Title: Senior Vice President


                               CITIGROUP INC.

                               By:    /s/ Riqueza V. Feaster
                                      -----------------------------------------
                               Name:  Riqueza V. Feaster
                               Title: Assistant Secretary